Summary Prospectus  April 30, 2009
Diamond Hill Strategic Income Fund
Class / Ticker   A DSIAX   C DSICX   I DHSTK

Before you invest, you may want to review the fund’s Prospectus, which contains information about the fund and its risks. The fund’s Prospectus and Statement of Additional Information, both dated April 30, 2009, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund’s Prospectus and other information about the fund, go to http://www.diamond-hill.com/cgi-bin/mf/fund-information.pl?tab=strategic, email a request to info@diamond-hill.com, call 888-226-5595, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund. Unless otherwise noted, page number references refer to the current Prospectus for this fund.

Investment Objective

The investment objective of the Diamond Hill Strategic Income Fund is to provide current income and an attractive total return.

Fees and Expenses of the Fund

 Shareholder Fees (fees paid directly from your investment)

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to investment in the future, at least $100,000 in the Diamond Hill Funds, sign a Letter of Intent, or exercise the Right of Accumulation. More information about these and other discounts is available from your broker or other financial professional, and is explained in Sales Charges on page 31 and, in the fund’s Statement of Additional Information, in Shares of the Funds on page 35. Note also that you may be charged wire fees or other transaction fees; ask your financial professional.

	Class A	Class C	Class I

Maximum Front End Sales Charge (load) as a % of purchase price	3.50%	None	None

Contingent Deferred Sales Charge (on redemptions in the first year)	None	1.00%	None

 Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I

Management fees	0.50%	0.50%	0.50%

Distribution (12b-1) fees	0.25%	1.00%	None

Other expenses[1]	0.34%	0.34%	0.20%

Acquired fund fees and expenses[2]	0.01%	0.01%	0.01%

Total annual operating expenses[3]	1.10%	1.85%	0.71%

1	The Administrator provides or arranges for certain fund services and is responsible for payment of all of the operating expenses of the fund except management, custodial, brokerage and distribution fees, taxes, interest and dividend expenses.

2	You incur these fees and expenses indirectly through the fund’s investment in other investment companies. The fees presented above represent prior fiscal year; may be different for current fiscal year.

3	Total annual operating expenses have been restated to reflect current fees.

 Expense Example

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment, 5% annual total return, and constant operating expenses. It also shows costs if you sold your shares at the end of the period or continued to hold them. Your actual expenses may be different.

	Share Status	1 Year	3 Years	5 Years	10 Years

Class A	Sold or Held	$607	$832	$1,076	$1,773

Class C	Sold	$288	$582	$1,001	$2,169
	Held	$188	$582	$1,001	$2,169

Class I	Sold or Held	$73	$227	$395	$883

 Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

Period	All Classes

1/1/08 – 12/31/08	95%

Strategy

Allowable Securities

The fund, under normal market conditions, invests at least 80% of its assets in income-producing securities including investment-grade and non-investment grade corporate bonds, preferred stocks of any market capitalization, real estate investment trusts (“REITs”), convertible corporate bonds, convertible preferred income-producing securities, structured instruments (debt securities issued by agencies of the U.S. Government (such as Ginnie Mae, Fannie Mae, and Freddie Mac), banks, corporations, and other business entities whose interest and/or principal payments are indexed to certain specific foreign currency exchange rates, interest rates, or one or more other reference indices or obligations), U.S. Government and agency securities, closed-end investment companies, master limited partnerships, equity securities of any market capitalization, and derivatives, such as futures contracts, option and swaps.

Summary Prospectus April 30, 2009	1 of 4	Diamond Hill Strategic Income Fund

Management Process

The fund’s Adviser selects securities for the fund by analyzing both individual securities and different market sectors. The Adviser selects the individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the security. The Adviser seeks to enhance the fund’s performance by allocating relatively more of its portfolio to the sectors that the Adviser expects to offer the best prospects for current income and capital appreciation in relation to the risks borne.

Main Risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Below are some of the specific risks of investing in the fund.

Fixed Income Risk The fund invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the fund’s investments decreases.

Inflation Risk Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the fund.

Credit Risk There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by a fund. Such default could result in losses to the fund. In addition, the credit quality of securities held by the fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the fund. Lower credit quality also may affect liquidity and make it difficult for the fund to sell the security.

Equity Market Risk Overall stock market risks may also affect the value of the fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the fund’s investments goes down, your investment in the fund decreases in value and you could lose money.

Small Cap Company Risk Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Closed-end Fund Risk The value of the shares of closed-end investment companies may be higher or lower than the value of the portfolio securities held by the closed-end investment company. Closed-end investment companies may trade infrequently, with small volume, which may make it difficult for the fund to buy and sell shares. Also, the market price of closed-end investment companies tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

High Yield Risk The fund may purchase fixed income securities rated below the investment grade category. Securities in this rating category are considered to have speculative characteristics. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities.

Real Estate Risk REITs, although not a direct investment in real estate, are subject to the risks associated with investing in real estate. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and changes in interest rates

Securities Lending Risk The fund may lend its portfolio securities to brokers, dealers and financial institutions. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.

Structured Instrument Risk Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. Although structured instruments may be sold in the form of a corporate debt obligation, they may not have some of the protection against counterparty default that may be available with respect to publicly traded debt securities (i.e., the existence of a trust indenture).

Management Risk The adviser’s judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the fund invests may prove to be incorrect and there is no guarantee that individual companies that do not perform as anticipated.

Summary Prospectus April 30, 2009	2 of 4	Diamond Hill Strategic Income Fund

Performance

The following bar chart and table show two aspects of the fund: volatility and performance. The bar chart shows the volatility – or variability – of the fund’s annual total returns over time, and shows that fund performance can change from year to year. The table shows the fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the fund. Of course, the fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.diamond-hill.com or by calling 888-226-5595.

 Class A Annual Total Return years ended 12/31

Returns do not reflect sales charges, and would be lower if they did.

LOGO

Best Quarter: 2Q ’03, +8.06%      Worst Quarter: 3Q ’08, -12.28%

 Average Annual Total Returns as of 12/31/08

The average annual total returns for the fund’s Class A and C shares are reduced to reflect the maximum applicable sales charges for each class of shares and assume Class C shareholders redeem all of their shares at the end of the period indicated and pay the contingent deferred sales charge then applicable. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for Class A shares will vary from the after-tax returns presented for Class C and Class I shares.

	Inception			Since
	Date of Class	One Year	Five Year	Inception

Class A Before Taxes	9/30/02	-17.79%	-1.02%	2.94%

After Taxes on Distributions		-19.43%	-2.94%	0.84%

After Taxes on Distributions and Sale of Fund Shares		-11.12%	-1.71%	1.50%

Class C1 Before Taxes	9/30/02	-16.31%	-1.07%	2.83%

Class I1 Before Taxes	12/31/06	-14.55%	-0.01%	3.78%

Merrill Lynch Domestic Master Index[2]		6.20%	4.91%	4.83%

1	Historical performance for Class C shares and Class I shares prior to their inception is based on the performance of Class A shares. Class C and Class I performance has been adjusted to reflect differences in sales charges and expenses between classes.

2	The Merrill Lynch Domestic Master Index includes a mixture of government bonds, corporate bonds and mortgage pass through securities of investment grade quality, having a maturity greater than or equal to one year. The Merrill Lynch Domestic Master Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index. Unlike mutual funds, the index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

Portfolio Management

Investment Adviser Diamond Hill Capital Management, Inc.

Portfolio Managers
William Zox Portfolio Manager since 4/06	William Dierker Assistant Portfolio Manager since 1/09

Christopher Bingaman Assistant Portfolio Manager since 4/08

Buying and Selling Fund Shares

Minimum Initial Investment Classes A and C: $10,000 Class I: $500,000 Minimum Additional Investment All classes: $100	To Place Orders Mail:Diamond Hill Strategic Income Fund c/o JPMorgan Chase Bank, NA PO Box 5354 Cincinnati, OH 45201-5354 Phone: 888-226-5595

Transaction Policies

In general, you can buy or sell shares of the fund by mail or phone on any business day. You can generally pay for shares by check or wire. When selling shares, you will receive a check, unless you request a wire. You also may buy and sell shares through a financial professional. Orders to buy and sell shares are processed at the next NAV (share price) to be calculated after we receive your request in good order. NAVs are calculated only on days when the New York Stock Exchange is open for regular trading. Note that the fund may waive the investment minimums for some types of retirement accounts (such as 401(k) accounts), some wrap fee accounts and in other circumstances as it may judge appropriate. For more about buying and selling shares, including policies and restrictions that may apply to you, ask your financial professional or see Pricing Your Shares on page 30.

Dividends, Capital Gains and Taxes

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Potential Conflicts of Interest

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Summary Prospectus April 30, 2009	3 of 4	Diamond Hill Strategic Income Fund

325 John H. McConnell Blvd, Suite 200
Columbus, OH 43215

SUM-SI 043009